UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08076

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Item 1 - Reports to Stockholders.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Annual Report

October 31, 2014

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) for the twelve-month period ended October 31, 2014. The Fund’s principal investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this investment objective by investing primarily in equity securities of emerging market smaller company issuers.

Total Return Performance

For the year ended October 31, 2014, the total return to shareholders of the Fund based on the net asset value (“NAV”), net of fees, of the Fund was 1.0% assuming reinvestment of dividends and distributions versus a return of 3.5% for the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index.1 The Fund’s total return for the year ended October 31, 2014 and per annum since inception is based on the reported NAV on each annual year end.

Share Price and NAV

For the year ended October 31, 2014, based on market price, the Fund’s total return was 1.0%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased 30.9% over the twelve months, from $20.47 on October 31, 2013 to $14.15 on October 31, 2014, in part due to the significant distribution as detailed below. The Fund’s share price on October 31, 2014 represented a discount of 9.8% to the NAV per share of $15.69 on that date, compared with a discount of 9.8% to the NAV per share of $22.69 on October 31, 2013.

Elective Cash Distribution Results

On December 6, 2013, the Board of Directors declared the payment of an elective cash distribution to be paid in the amount of $6.02616 per share of common stock, on January 31, 2014, to shareholders of record at the close of business on December 20, 2013. This distribution was largely comprised of capital gains realized from sales of portfolio securities following the Fund’s change in investment policy. The distribution was payable in shares of the Fund’s common stock. However, shareholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all shareholders was limited to 60% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the cash distribution was pro-rated among all stockholders who made such requests.

Shareholders who requested cash distributions received $4.37 per share or 72.60% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $13.09 per share, which equaled the average closing price of the Fund’s common shares on the NYSE MKT on January 23, 2014 and the two preceding trading days. Following the close of the elective stock distribution, the Fund issued 1,518,067 shares. Following the closing of the elective cash distribution, the Fund’s number of shares was 9,764,732.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the year ended October 31, 2014 the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenetf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance

1                     The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of the small-cap segment of emerging markets. The MSCI Emerging Markets Small Cap Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

information, updated daily fact sheets courtesy of Morningstar®, and view portfolio charting and other timely data.

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Please contact Aberdeen Asset Management Inc. by:

•   calling toll free at 1-866-839-5205 in the United States;

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•   visiting www.aberdeenetf.com

Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

All amounts are U.S. Dollars unless otherwise stated.

2	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Report of the Investment Manager (unaudited)

Market review

Shares of smaller companies in emerging stock markets, as measured by the MSCI Emerging Markets Small Cap Index, rose and outperformed their larger counterparts, as represented by the MSCI Emerging Markets Index1, over the 12-month period ended October 31, 2014. Despite an initial pullback because of early concerns over the U.S. Federal Reserve’s (Fed) withdrawal of its monetary stimulus and China’s slowing economic growth, markets subsequently resumed their uptrend, as it appeared that investors took the Fed’s gradual reduction of its asset purchases in stride. Hopes of political change in key developing economies and continued monetary largesse from the world’s major central banks provided further impetus to markets. The gains, however, were capped by renewed worries of an earlier-than-expected U.S. interest rate hike. In our view, a continued deceleration of growth in China and Europe also cast doubts over the global recovery, while the protests in Hong Kong exacerbated already-heightened geopolitical tensions caused by Ukraine and the Middle East.

Fund performance review

The top contributors to the Fund’s relative performance during the reporting period included several Indian holdings such as Container Corp. of India, Kansai Nerolac Paints Ltd., Ramco Cements Ltd., Castrol (India) Ltd., Godrej Consumer Products Ltd., and Piramal Enterprises Ltd. These holdings were beneficiaries of the election-related euphoria that pushed the Indian market to all-time highs. Other contributors to performance were Mexican airport operator Grupo Aeroportuario del Centro Norte SAB de CV, ADR and Jordan-based Hikma Pharmaceuticals PLC, as both companies posted good results. Healthy margins supported Grupo Aeroportuario del Centro Norte SAB de CV, ADR and Hikma Pharmaceuticals PLC was bolstered by its U.S., generics and injectables divisions.

Conversely, retail holdings O’Key Group SA, GDR, Eurocash SA and Guinness Nigeria PLC detracted from Fund performance for the period. Russian hypermart operator O’Key Group SA was hampered by the Kremlin’s retaliatory ban on certain imported food products from the European Union. Shares of Polish “cash-and-carry” retailer Eurocash SA declined on the back of food price deflation, which squeezed its margins as it was unable to pass the rising costs on to its customers. Shares of brewer Guinness Nigeria PLC lagged as declining sales volumes and margin pressure hurt its full-year 2014 results.

At the country level, the Fund’s underweight to China detracted from performance as the market rallied over the review period. Although the Chinese market remains one of Asia’s most exciting growth stories, the macroeconomic environment does not always translate into stock market gains. We prefer to gain exposure via well-established Hong Kong-domiciled companies that operate in the mainland. In Taiwan, the technology-dominated market was hurt by weak Chinese demand. Consequently, the Fund’s lack of exposure to the market enhanced performance for the reporting period. The Fund has no exposure to the Taiwanese market because, while we think it is home to several interesting businesses, most are in lower-quality cyclical industries. Corporate transparency is also generally poor, in our opinion.

In Fund activity, we initiated positions in Grana y Montero SA, ADR, which we feel is a quality infrastructure operator in Peru, and EPAM Systems, Inc., a high-quality software engineering and IT outsourcing group, as we believe it has good growth prospects and an attractive valuation. We also participated in Parque Arauco SA’s capital issuance as the Chilean real-estate developer raised equity to fund its expansion. Against this, we exited the Fund’s position in miner Vale Indonesia Tbk PT after its strong stock price rally, and sold the shares of BS Financial Group, Inc. to take up the rights offering that came at a discount.

Outlook

The divergence in monetary policy across the world is becoming more pronounced, with other major central banks accelerating quantitative easing at a time when the Fed has just concluded its asset purchases. The European Central Bank has begun to purchase covered bonds in an effort to revive growth and keep deflation in check, while the Bank of Japan is injecting trillions of yen in a bid to boost the country’s monetary base. How all these translate into capital flows into emerging markets remain to be seen, in our view. Meanwhile, the imminent change in U.S. monetary policy will be closely watched. Although volatility and capital outflows cannot be ruled out when the Fed eventually hikes rates, we think that a prolonged slump in emerging stock markets is unlikely.

Many developing economies, including those most vulnerable to capital flight, are better prepared now than during last year’s “taper tantrums,” in our opinion. Current account deficits have narrowed (or at least have remained unchanged), and real interest rates have generally turned positive. We believe that, should the U.S. raise interest rates because of a sturdier economic rebound, developing economies, in particular those of the export-driven nations, would benefit. For China, we feel that the return to the previous pace of breakneck expansion appears slim as policymakers continue to balance reform and growth. But we believe the inevitable shift towards a more sustainable consumption-led economy is necessary, even if this could herald short-term risks.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	3

Report of the Investment Manager (unaudited) (concluded)

For us at Aberdeen, investing in companies that we view as fundamentally sound and well managed is an imperative that we believe should help negate the vagaries of market sentiment. Recent earnings from our holdings have been largely steady or met expectations despite the muted economic backdrop. Renewed efforts to boost profits through cost cuts and improving margins are further along, even though it may be some time before a broader rebound is evident. Many of these companies are market leaders and have weathered periods of crises; we think it should be no different this time. With valuations still attractive, in our view, we will be looking to add to favoured holdings when opportunities arise.

Aberdeen Asset Managers Limited

1

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

4	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Geographic classification, expressed as a percentage of net assets as of October 31, 2014.

Region	As a Percent of Net Assets
Asia	30.3%
Latin America	21.8%
Middle East	20.0%
Africa	19.9%
Europe	4.4%
North America	1.9%
Global	1.0%
Other Assets and Liabilities	0.7%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. An industry classification standard sector can include more than one industry group. As of October 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by GICS Sectors, are comprised of several industries. As of October 31, 2014, the Fund held 99.3% of its net assets in equities and 0.7% in other assets in excess of liabilities.

Asset Allocation	As a Percent of Net Assets
Financials	21.7%
Consumer Staples	18.6%
Industrials	15.9%
Consumer Discretionary	15.1%
Materials	12.3%
Information Technology	8.5%
Health Care	5.4%
Private Equity	1.8%
Other assets in excess of liabilities	0.7%
100.0%

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	5

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of October 31, 2014:

Name of Security	Percentage of Net Assets
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	3.8%
Parque Arauco SA	2.9%
Aeon Co. (M) Bhd	2.8%
Clicks Group Ltd.	2.5%
Cimsa Cimento Sanayi VE Ticaret A.S.	2.4%
Petra Foods Ltd.	2.2%
SPAR Group Ltd.	2.2%
BS Financial Group, Inc.	2.2%
Arezzo Industria e Comercio SA	2.1%
Godrej Consumer Products Ltd.	2.1%

Total Investment Return (unaudited)

The following table summarizes average annual Fund performance compared to the MSCI Emerging Markets Small Cap Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2014.(1)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	1.0%	5.9%	6.8%	10.0%
Market Value	1.0%	6.0%	7.2%	10.6%
MSCI Emerging Markets Small Cap Index	3.5%	6.0%	6.5%	n/a(2)

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on October 31, 2014. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. The Fund’s total return for the year is based on the reported NAV on financial reporting period ends. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenetf.com or by calling 866-839-5205.

The gross operating expense ratio, excluding fee waivers based on the fiscal year ended October 31, 2014 is 1.66%. The net operating expense ratio net of fee waivers and/or expense reimbursements based on the fiscal year ended October 31, 2014 is 1.61%.

(1)

Effective March 15, 2013, the Fund’s investment strategy changed from an infrastructure focus to a global emerging markets smaller company issuer focus. In connection with the strategy change, the Fund’s benchmark changed from the MSCI Emerging Markets Infrastructure Index to the MSCI Emerging Markets Small Cap Index. The Fund’s performance information for periods that include performance prior to March 15, 2013, such as three-, five- and ten-year performance information, includes periods when the Fund was managed with an infrastructure focus. In light of this, a comparison of that performance to the MSCI Emerging Markets Small Cap Index may not provide useful information to investors evaluating older Fund performance in relation to its current Index.

(2)	There is no 10 year figure for the MSCI EM Small Cap Index because the inception date of the Index is June 1, 2007.

6	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments

As of October 31, 2014

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES—97.4%
COMMON STOCKS—95.5%
BRAZIL—13.0%
COMMERCIAL SERVICES & SUPPLIES—1.0%
92,000	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	$1,476,960
HEALTH CARE PROVIDERS & SERVICES—1.6%
697,000	OdontoPrev SA	2,517,515
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.0%
173,155	Iguatemi Empresa de Shopping Centers SA	1,753,982
134,000	Multiplan Empreendimentos Imobiliarios SA	2,771,500
		4,525,482
ROAD & RAIL—1.6%
171,450	Localiza Rent a Car SA	2,471,526
SOFTWARE—1.3%
140,000	Totvs SA	2,040,760
SPECIALTY RETAIL—0.9%
140,000	Cia Hering	1,412,487
TEXTILES, APPAREL & LUXURY GOODS—2.1%
280,413	Arezzo Industria e Comercio SA	3,247,852
TRANSPORTATION INFRASTRUCTURE—1.5%
161,000	Wilson Sons Ltd., BDR	2,274,103
		19,966,685
CHILE—4.1%
INFORMATION TECHNOLOGY SERVICES—1.2%
745,000	Sonda SA	1,812,589
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.9%
2,192,849	Parque Arauco SA	4,496,442
		6,309,031
CHINA—2.3%
CHEMICALS—1.1%
2,200,000	Yingde Gases Group Co. Ltd.(a)	1,717,852
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.2%
2,130,000	Yanlord Land Group Ltd.(a)	1,816,988
		3,534,840
EGYPT—1.0%
FOOD PRODUCTS—1.0%
1,155,633	Juhayna Food Industries(b)	1,486,958
HONG KONG—6.0%
BANKS—1.2%
1,000,000	Dah Sing Banking Group Ltd.(a)	1,816,929
HOTELS, RESTAURANTS & LEISURE—1.1%
450,000	Cafe de Coral Holdings Ltd.(a)	1,613,489

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	7

Portfolio of Investments (continued)

As of October 31, 2014

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
COMMON STOCKS (continued)
MARINE—1.0%
3,300,000	Pacific Basin Shipping Ltd.(a)	$1,579,541
SPECIALTY RETAIL—0.9%
2,700,000	Giordano International Ltd.(a)	1,375,487
TEXTILES, APPAREL & LUXURY GOODS—0.8%
1,460,000	Texwinca Holdings Ltd.(a)	1,281,321
TRANSPORTATION INFRASTRUCTURE—1.0%
136,000	Hong Kong Aircraft Engineering Co. Ltd.(a)	1,494,257
		9,161,024
INDIA—10.7%
CHEMICALS—3.0%
290,000	Castrol (India) Ltd.(a)	1,948,059
85,000	Kansai Nerolac Paints Ltd.	2,664,903
		4,612,962
CONSTRUCTION MATERIALS—1.6%
440,000	Ramco Cements Ltd. (The)	2,477,329
INFORMATION TECHNOLOGY SERVICES—1.1%
263,074	MphasiS Ltd.(a)	1,714,063
PERSONAL PRODUCTS—2.1%
204,372	Godrej Consumer Products Ltd.	3,202,050
PHARMACEUTICALS—1.3%
154,500	Piramal Enterprises Ltd.	2,028,127
ROAD & RAIL—1.6%
109,000	Container Corp. of India(a)	2,389,377
		16,423,908
INDONESIA—7.1%
BANKS—1.2%
15,300,000	Bank Permata Tbk PT	1,873,728
CONSTRUCTION MATERIALS—1.6%
12,840,000	Holcim Indonesia Tbk PT(a)	2,496,442
FOOD PRODUCTS—2.2%
1,148,000	Petra Foods Ltd.	3,404,592
TRADING COMPANIES & DISTRIBUTORS—2.1%
7,665,500	AKR Corporindo Tbk PT(a)	3,123,056
		10,897,818
JORDAN—1.5%
PHARMACEUTICALS—1.5%
75,806	Hikma Pharmaceuticals PLC(a)	2,299,233
KENYA—1.6%
BEVERAGES—1.6%
753,800	East African Breweries Ltd.	2,401,710

See Notes to Financial Statements.

8	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2014

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
COMMON STOCKS (continued)
LEBANON—1.0%
BANKS—1.0%
162,000	BLOM Bank SAL, GDR	$1,524,420
MALAYSIA—6.9%
AUTOMOBILES—0.9%
640,200	Oriental Holdings Bhd	1,422,775
BEVERAGES—0.8%
12,200	Fraser & Neave Holdings Bhd	59,271
300,000	Guinness Anchor Bhd(a)	1,180,415
		1,239,686
FOOD PRODUCTS—1.2%
240,000	United Plantations Bhd(a)	1,868,308
MULTILINE RETAIL—2.8%
3,737,900	Aeon Co. (M) Bhd	4,261,496
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.2%
1,733,585	SP Setia Bhd	1,733,980
		10,526,245
MEXICO—3.8%
TRANSPORTATION INFRASTRUCTURE—3.8%
147,000	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	5,821,200
NETHERLANDS—1.4%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.4%
55,000	ASM International NV(a)	2,203,999
NIGERIA—1.1%
BEVERAGES—1.1%
1,749,000	Guinness Nigeria PLC(a)	1,704,361
OMAN—1.4%
BANKS—1.4%
262,000	Bank Muscat SAOG, GDR(a)	2,096,000
PERU—0.9%
CONSTRUCTION & ENGINEERING—0.9%
102,000	Grana y Montero SA, ADR	1,399,440
PHILIPPINES—2.0%
HOTELS, RESTAURANTS & LEISURE—2.0%
705,660	Jollibee Foods Corp.(a)	3,081,696
POLAND—1.5%
FOOD & STAPLES RETAILING—1.5%
233,898	Eurocash SA(a)	2,299,592
REPUBLIC OF SOUTH KOREA—3.3%
BANKS—2.2%
214,283	BS Financial Group, Inc.(a)	3,334,384

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	9

Portfolio of Investments (continued)

As of October 31, 2014

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
COMMON STOCKS (continued)
MULTILINE RETAIL—1.1%
9,000	Shinsegae Co. Ltd.(a)	$1,669,559
		5,003,943
ROMANIA—1.5%
BANKS—1.5%
1,045,000	BRD-Groupe Societe Generale(b)	2,375,439
RUSSIA—2.4%
BEVERAGES—1.1%
133,150	Synergy Co.(a)(b)	1,619,090
FOOD & STAPLES RETAILING—1.3%
336,532	O’Key Group SA, GDR(a)	2,026,518
		3,645,608
SOUTH AFRICA—9.3%
CHEMICALS—1.5%
1,303,000	African Oxygen Ltd.	2,291,820
DIVERSIFIED FINANCIAL SERVICES—1.7%
267,059	JSE Ltd.	2,600,434
FOOD & STAPLES RETAILING—4.7%
555,832	Clicks Group Ltd.	3,784,581
290,735	SPAR Group Ltd.(a)	3,401,619
		7,186,200
HOTELS, RESTAURANTS & LEISURE—1.4%
196,384	City Lodge Hotels Ltd.	2,190,007
		14,268,461
SRI LANKA—1.3%
INDUSTRIAL CONGLOMERATES—1.3%
1,023,076	John Keells Holdings PLC(a)	2,015,815
THAILAND—5.8%
CONSTRUCTION MATERIALS—1.1%
134,000	Siam City Cement PCL, Foreign Shares(a)	1,728,023
ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS—1.6%
1,854,000	Hana Microelectronics PCL, Foreign Shares(a)	2,476,174
HEALTH CARE PROVIDERS & SERVICES—1.0%
380,000	Bumrungrad Hospital PCL, Foreign Shares(a)	1,551,934
MEDIA—1.1%
1,086,100	BEC World PCL, Foreign Shares(a)	1,609,427
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.0%
1,020,000	Central Pattana PCL, Foreign Shares(a)	1,512,260
		8,877,818

See Notes to Financial Statements.

10	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2014

Shares		Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
COMMON STOCKS (continued)
TURKEY—4.6%
BANKS—0.9%
1,627,000		Turk Ekonomi Bankasi AS(a)(b)	$1,412,188
CONSTRUCTION MATERIALS—2.4%
501,702		Cimsa Cimento Sanayi VE Ticaret A.S.(a)	3,710,669
INSURANCE—1.3%
1,593,000		Aksigorta AS(a)	1,927,839
			7,050,696
			146,375,940
PRIVATE EQUITY—1.8%
GLOBAL—1.0%
7,248,829	(c)	Emerging Markets Ventures I, L.P.(b)(d)(e)(f)	259,508
2,400,000	(c)	Telesoft Partners II QP, L.P.(b)(e)(f)	1,209,240
			1,468,748
ISRAEL—0.8%
1,674,587	(c)	BPA Israel Ventures, LLC(b)(d)(e)(f)	361,292
2,000,000	(c)	Concord Fund I Liquidating Main Trust(b)(e)(f)	79,400
2,750,000	(c)	Giza GE Venture Fund III, L.P.(b)(e)(f)	169,015
761,184	(c)	Neurone Ventures II, L.P.(b)(e)(f)	541,989
1,368	(c)	Vidyo,Inc. Trust Warrants(a)(b)(e)(f)	—
1,802	(c)	Vidyo,Inc. Trust Common(a)(b)(e)(f)	1,388
32,574	(c)	Vidyo,Inc. Trust A (Preferred)(a)(b)(e)(f)	25,082
15,531	(c)	Vidyo,Inc. Trust B (Preferred)(a)(b)(e)(f)	14,590
13,219	(c)	Vidyo,Inc. Trust B1 (Preferred)(a)(b)(e)(f)	10,179
6,864	(c)	Vidyo,Inc. Trust C (Preferred)(a)(b)(e)(f)	5,286
4,150	(c)	Vidyo,Inc. Trust C1 (Preferred)(a)(b)(e)(f)	3,254
2,713	(c)	Vidyo,Inc. Trust D (Preferred)(a)(b)(e)(f)	2,127
1,375,001	(c)	Walden-Israel Ventures III, L.P.(b)(e)(f)	45,911
			1,259,513
			2,728,261
WARRANTS—0.1%
SRI LANKA—0.1%
INDUSTRIAL CONGLOMERATES—0.1%
81,028		John Keells Holdings PLC, expires 11/11/16(b)	49,568
81,028		John Keells Holdings PLC, expires 11/12/15(b)	46,470
			96,038
		Total Long-Term Equity Securities in Emerging Countries—97.4% (cost $164,805,493)	149,200,239
LONG-TERM EQUITY SECURITIES IN DEVELOPED COUNTRIES—1.9%
COMMON STOCK—1.9%
UNITED STATES—1.9%
INFORMATION TECHNOLOGY SERVICES—1.9%
61,562		EPAM Systems,Inc.(b)	2,938,970
			2,938,970

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	11

Portfolio of Investments (concluded)

As of October 31, 2014

Shares		Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN DEVELOPED COUNTRIES (continued)
PRIVATE EQUITY—0.0%
UNITED STATES—0.0%
1,952,000	(c)	Technology Crossover Ventures IV, L.P.(b)(d)(e)(f)	$7,710
			7,710
		Total Long-Term Equity Securities in Developed Countries—1.9% (cost $2,570,757)	2,946,680
		Total Investments—99.3% (cost $167,376,250)(g)	152,146,919
		Other Assets in Excess of Liabilities—0.7%	1,068,695
		Net Assets—100.0%	$153,215,614

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Represents contributed capital.
(d)	As of October 31, 2014, the aggregate amount of open commitments for the Fund is $1,524,584.
(e)	Illiquid security.
(f)	Restricted security, not readily marketable. See Note 6 of the accompanying Notes to Financial Statements.
(g)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

ADR American Depositary Receipt

BDR Brazilian Depositary Receipt

GDR Global Depositary Receipt

See Notes to Financial Statements.

12	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Statement of Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $167,376,250)	$ 152,146,919
Foreign currency, at value (cost $1,290,704)	1,267,700
Dividends receivable	135,109
Prepaid expenses	25,862
Total assets	153,575,590
Liabilities
Investment management fees payable (Note 3)	133,740
Due to custodian	105,132
Director fees payable	28,103
Administration fees payable (Note 3)	10,261
Investor relations fees payable (Note 3)	6,199
Accrued expenses	76,541
Total liabilities	359,976

Net Assets	$153,215,614
Composition of Net Assets
Common stock (par value $.001 per share) (Note 5)	$ 9,765
Paid-in capital in excess of par	164,382,145
Accumulated net investment income	1,605,401
Accumulated net realized gain from investment and foreign currency transactions	2,474,036
Net unrealized depreciation on investments and other assets and liabilities denominated in foreign currencies	(15,255,733)
Net Assets	$153,215,614
Net asset value per common share based on 9,764,732 shares issued and outstanding	$ 15.69

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	13

Statement of Operations
For the Year Ended October 31, 2014

Net Investment Income
Income:
Dividends and other income (net of foreign withholding taxes of $344,092)	$ 4,146,731
Total investment income	4,146,731
Expenses:
Investment management fee (Note 3)	1,656,206
Directors’ fees and expenses	204,634
Custodian’s fees and expenses	152,836
Legal fees and expenses	91,676
Administration fee (Note 3)	84,789
Reports to shareholders and proxy solicitation	68,273
Investor relations fees and expenses (Note 3)	64,710
Independent auditors’ fees and expenses	60,670
Insurance expense	41,739
Transfer agent’s fees and expenses	35,775
Miscellaneous	58,140
Total expenses	2,519,448
Less: Fee waivers (Note 3)	(68,054)
Net expenses	2,451,394

Net investment income	1,695,337
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions(a)	(5,013,141)
Foreign currency transactions	(19,970)
(5,033,111)
Net change in unrealized appreciation/(depreciation) on:
Investments	(676,411)
Foreign currency translation	(24,250)
(700,661)
Net realized and unrealized loss from investments and foreign currency transactions	(5,733,772)
Net Decrease in Net Assets Resulting from Operations	$(4,038,435)

(a) Includes realized gain portion of distributions from underlying private equity investments of $266,670.

See Notes to Financial Statements.

14	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 1,695,337	$ 1,875,459
Net realized gain/(loss) from investment and foreign currency related transactions	(5,033,111)	48,017,991
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(700,661)	(48,762,895)
Net increase/(decrease) in net assets resulting from operations	(4,038,435)	1,130,555
Distributions to Shareholders from:
Net investment income	(2,854,581)	(3,224,149)
Net realized gains	(46,909,496)	—
Net decrease in net assets from distributions	(49,764,077)	(3,224,149)
Common Stock Transactions
Issuance of 1,518,067 and 0 shares, respectively, due to stock distribution (Note 5)	19,871,497	—
Change in net assets from common stock transactions	19,871,497	—
Change in net assets resulting from operations	(33,931,015)	(2,093,594)
Net Assets:
Beginning of year	187,146,629	189,240,223
End of year (including accumulated net investment income of $1,605,401 and $1,428,466, respectively)	$153,215,614	$187,146,629

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		15

Financial Highlights

	For the Fiscal Years Ended October 31,
	2014	2013	2012	2011	2010

PER SHARE OPERATING PERFORMANCE(a)
Net asset value per common share, beginning of year	$22.69	$22.95	$20.02	$20.86	$17.99
Net investment income	0.18	0.23	0.42	0.41	0.57
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(0.93)	(0.10)	2.85	(0.72)	2.69
Total from investment operations applicable to common shareholders	(0.75)	0.13	3.27	(0.31)	3.26
Distributions to common shareholders from:
Net investment income	(0.30)	(0.39)	(0.34)	(0.53)	(0.39)
Net realized gains	(5.73)	—	—	—	—
Total distributions	(6.03)	(0.39)	(0.34)	(0.53)	(0.39)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	(0.22)	—	—	—	—
Net asset value per common share, end of year	$15.69	$22.69	$22.95	$20.02	$20.86
Market value, end of year	$14.15	$20.47	$20.65	$18.03	$19.08
Total Investment Return Based on(b):
Market value	1.00%	1.04%	16.56%	(2.76% )	22.35%
Net asset value	1.03%	0.77%	16.67%	(1.24% )	18.60%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$153,216	$187,147	$189,240	$165,075	$172,030
Average net assets applicable to common shareholders (000 omitted)	$151,939	$190,084	$175,613	$169,025	$157,099
Net operating expenses, net of fee waivers	1.61%	1.47%	1.43%	1.50%	1.53%
Gross operating expenses, excluding fee waivers	1.66%	1.52%	1.48%	1.55%	1.61%
Net investment income	1.12%	0.99%	1.97%	2.00%	2.97%
Portfolio turnover	9.88%	99.18%	5.14%	49.48%	5.36%

(a)	Based on average shares outstanding.

(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

16	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements

October 31, 2014

1. Organization

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) was incorporated in Maryland on October 12, 1993, and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified management investment company. The Fund trades on the NYSE MKT under the ticker symbol “ETF”.

The Fund’s name reflects the new investment policies which were approved by the Fund’s Board of Directors (the “Board”) and also by shareholders at a Special Meeting of Shareholders on March 14, 2013. As a result of these policy changes, effective March 15, 2013, the Fund’s new investment policies are as follows:

As a fundamental policy, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of emerging market smaller company issuers. An emerging market country is any country determined by Aberdeen Asset Managers Limited, the Fund’s investment adviser (the “Adviser”), to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries for purposes of this policy can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Smaller companies for the purposes of this policy can be companies that, at the time of purchase, have a market capitalization of less than $5 billion.

The approved changes have not altered the Fund’s investment objective of seeking long-term capital appreciation.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

(a) Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

The Fund also invests in private equity private placement securities, which represented 1.8% of the net assets of the Fund as of October 31, 2014. The private equity private placement securities are deemed to

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	17

Notes to Financial Statements (continued)

October 31, 2014

be restricted securities. In the absence of readily ascertainable market values, these securities are valued at fair value as determined in good faith by, or under the direction of the Board, under procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are categorized as Level 3 investments. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Banks	$5,773,587	$8,659,501	$–	$14,433,088
Beverages	2,460,981	4,503,866	–	6,964,847
Chemicals	4,956,723	3,665,911	–	8,622,634
Construction Materials	2,477,329	7,935,134	–	10,412,463
Electronic Equipment Instruments & Components	–	2,476,174	–	2,476,174
Food & Staples Retailing	3,784,581	7,727,729	–	11,512,310
Food Products	4,891,550	1,868,308	–	6,759,858
Health Care Providers & Services	2,517,515	1,551,934	–	4,069,449
Hotels, Restaurants & Leisure	2,190,007	4,695,185	–	6,885,192
Industrial Conglomerates	–	2,111,853	–	2,111,853
Information Technology Services	4,751,559	1,714,063	–	6,465,622
Insurance	–	1,927,839	–	1,927,839
Marine	–	1,579,541	–	1,579,541
Media	–	1,609,427	–	1,609,427
Multiline Retail	4,261,496	1,669,559	–	5,931,055
Pharmaceuticals	2,028,127	2,299,233	–	4,327,360

18	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

Investments, at Value	Level 1	Level 2	Level 3	Total
Real Estate Management & Development	$10,755,904	$3,329,248	$–	$14,085,152
Road & Rail	2,471,526	2,389,377	–	4,860,903
Semiconductors & Semiconductor Equipment	–	2,203,999	–	2,203,999
Specialty Retail	1,412,487	1,375,487	–	2,787,974
Textiles, Apparel & Luxury Goods	3,247,852	1,281,321	–	4,529,173
Trading Companies & Distributors	–	3,123,056	–	3,123,056
Transportation Infrastructure	8,095,303	1,494,257	–	9,589,560
Other	12,142,419	–	–	12,142,419
Private Equity	–	–	2,735,971	2,735,971
Total	$78,218,946	$71,192,002	$2,735,971	$152,146,919

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. For the year ended October 31, 2014, the securities issued by Bank Muscat SAOG, GDR, Castrol (India) Ltd., Container Corp. of India, Guinness Nigeria PLC, Hana Microelectronics PCL, MphasiS Ltd., O’Key Group SA and United Plantations Bhd in the amounts of $2,096,000, $1,948,059, $2,389,377, $1,704,361, $2,476,174, $1,714,063, $2,026,518 and $1,868,308, respectively, transferred from Level 1 to Level 2 because there was a valuation factor applied at October 31, 2014. The securities issued by Bank Permata Tbk PT, Clicks Group Ltd., Fraser & Neave Holdings Bhd, Oriental Holdings Bhd, Petra Foods Ltd., Piramal Enterprises Ltd. and The Ramco

Cements Ltd., in the amounts of $1,873,728, $3,784,581, $59,271, $1,422,775, $3,404,592, $2,028,127 and $2,477,329, respectively, transferred from Level 2 to Level 1 because there was not a valuation factor applied at October 31, 2014.

The significant unobservable inputs used in the fair value measurement of the Fund’s private equity holdings are audited financial statements, interim financial statements, capital calls, distributions, and discussions with investment companies. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value at 10/31/14	Valuation Technique	Unobservable Inputs	Range
Private Equity	$2,735,971	Partner Capital Value/Net Asset Value	Capital Calls & Distributions	$0-$(114,442)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 10/31/13	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Contributed	Distributions/ Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of 10/31/14
Private Equity	$2,802,568	$–	$(1,836,108)	$2,006,445	$–	$(236,934)	$–	$–	$2,735,971
Total	$2,802,568	$–	$(1,836,108)	$2,006,445	$–	$(236,934)	$–	$–	$2,735,971

Amounts listed as “—” are $0 or round to $0.

Change in unrealized appreciation/depreciation relating to investments still held at October 31, 2014 is $306,095.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	19

Notes to Financial Statements (continued)

October 31, 2014

(b) Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)    market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)   purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(c) Warrants

The Fund may hold warrants either through direct purchase or pursuant to corporate actions. Warrants are securities that give the holder the right, but not the obligation, to purchase securities from an issuer at a fixed price within a certain time frame. The Fund holds warrants until exercised, sold or expired. Warrants are valued at the last sale price on the exchange on which they are traded.

(d) Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, passive foreign investment companies, wash sales, and partnership basis adjustments.

(f) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

20	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

(g) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

(a) Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. Effective March 6, 2013, AAML has agreed to contractually waive 0.05% of its annual advisory fee waiver agreement (“Waiver Agreement”). The Waiver Agreement shall continue until the end of the current term of the Advisory Agreement and may continue thereafter if specifically approved by the Adviser and the Fund’s Board. Prior to March 6, 2013, AAML voluntarily waived an equal portion of its advisory fee. For the year ended October 31, 2014, AAML earned $1,656,206 for advisory services, of which AAML waived $68,054.

(b) Fund Administration:

Effective April 1, 2014, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee payable quarterly by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly Managed Assets . For the seven months ended October 31, 2014, AAMI earned $72,289 from the Fund for administration services.

Prior to April 1, 2014, Brown Brothers Harriman & Co. (“BBH & Co.”) was the administrator for the Fund and certain other funds advised by AAML and its affiliates (collectively the “Funds”). The Funds paid BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Funds’ aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million. The rate would have increased had BBH & Co. been retained to continue to serve as the administrator to the Fund.

The Fund paid its pro rata portion of the fee based on its level of assets with a monthly minimum of $2,500. For the five months ended March 31, 2014, BBH & Co. earned $12,500 from the Fund for administrative and fund accounting services.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAML, serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the year ended October 31, 2014, the Fund incurred fees of approximately $64,542 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the year ended October 31, 2014, 3,803 shares were purchased pursuant to the Directors compensation plan. As of October 31, 2014, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2014, were $15,399,033 and $42,701,990, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. As of October 31, 2014, there were 9,764,732 shares of common stock issued and outstanding.

On December 6, 2013, the Board of Directors declared the payment of an elective cash distribution in the amount of $6.02616 per share of common stock to be paid, on January 31, 2014, to shareholders of record at the close of business on December 20, 2013. The distribution

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	21

Notes to Financial Statements (continued)

October 31, 2014

was payable in shares of the Fund’s common stock. However, shareholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all shareholders was limited to 60% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the cash distribution was pro-rated among all stockholders who made such requests. Shareholders who requested cash distributions received $4.37 per share of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $13.09 per share, which equalled the average closing price of the Fund’s common shares on the NYSE MKT on January 23, 2014 and the two preceding trading days. Following the close of the elective stock distribution, the Fund issued 1,518,067 shares. Following the closing of the elective cash distribution, the Fund’s number of shares was 9,764,732.

6. Restricted Securities:

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 10/31/14	Percent of Net Assets	Cumulative Distributions Received	Open Commitments
BPA Israel Ventures, LLC	10/05/00 – 12/09/05	$989,431	$361,292	0.24	$268,344	$625,413
Concord Fund I Liquidating Main Trust	12/08/97 – 09/29/00	1,194,943	79,400	0.05	1,386,405	–
Emerging Markets Ventures l, L.P.	01/22/98 – 01/10/06	2,509,231	259,508	0.17	7,518,174	851,171
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	1,717,032	169,015	0.11	885,262	–
Neurone Ventures II, L.P.	11/24/00 – 12/21/10	223,817	541,989	0.36	431,533	–
Technology Crossover Ventures IV, L.P.	03/08/00 – 09/27/10	359,691	7,710	0.00	3,036,050	48,000
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	1,285,581	1,209,240	0.79	1,109,561	–
Vidyo, Inc. Trust Warrants	10/24/12	1,251	–	0.00	–	–
Vidyo, Inc. Trust Common	10/24/12	1,648	1,388	0.00	–	–
Vidyo, Inc. Trust A (Preferred)	10/24/12	29,796	25,082	0.02	–	–
Vidyo, Inc. Trust B (Preferred)	10/24/12	14,207	14,590	0.01	–	–
Vidyo, Inc. Trust B1 (Preferred)	10/24/12	12,092	10,179	0.01	–	–
Vidyo, Inc. Trust C (Preferred)	10/24/12	6,279	5,286	0.00	–	–
Vidyo, Inc. Trust C1 (Preferred)	10/24/12	3,796	3,254	0.00	–	–
Vidyo, Inc. Trust D (Preferred)	10/24/12	2,482	2,127	0.00	–	–
Walden-Israel Ventures III, L.P.	02/23/01 – 10/20/10	692,704	45,911	0.03	1,295,125	–
Total		$9,043,981	$2,735,971	1.79	$15,930,454	$1,524,584

Amounts listed as “ – ” are $0 or round to $0.

The Fund may incur certain costs in connection with the disposition of the above securities.

7. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. The Board has instructed Fund management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the year ended October 31, 2014, the Fund did not repurchase shares through this program.

22	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b) Risks Associated with Emerging Markets:

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

(d) Risks Associated with Focus on Emerging Markets Smaller Companies:

The Fund focuses its investments in the equity securities of emerging markets smaller companies issuers. Securities of companies in emerging market countries are generally more volatile, harder to price and less liquid than U.S. securities, due to less stable governments, more volatile currencies and less established markets. Additionally, securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. These risks will have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not focus its investments in these types of securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$162,311,153	$15,389,411	$(25,553,645)	$(10,164,234)

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	23

Notes to Financial Statements (concluded)

October 31, 2014

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 was as follows:

	October 31, 2014	October 31, 2013
Distributions paid from:
Ordinary Income	$2,854,581	$3,224,149
Net long-term capital gains	46,909,496	–
Total tax character of distributions	$49,764,077	$3,224,149

As of October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income – net	$2,028,932
Undistributed long-term capital gains – net	–
Total undistributed earnings	$2,028,932
Capital loss carryforward	(3,014,589)	*
Other currency gains	–
Unrealized appreciation/(depreciation)	(10,190,639)
Total accumulated earnings/(losses) – net	$(11,176,296)

*    During the year ended October 31, 2014 the Fund generated a capital loss carryforward of $3,014,589, which consisted of $2,422,435 of short-term post RIC-Mod losses and $592,154 long-term post RIC-Mod losses with no expiration date. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to partnerships, distribution re-designations, and foreign currency losses. These reclassifications have no effect on net assets or net asset values per share.

Accumulated net investment income	Accumulated net realized gain from investments and foreign currency transactions
$1,336,179	$(1,336,179)

11. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years.

Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of October 31, 2014.

On December 19, 2014 the Fund announced that it will pay, on January 12, 2015, a distribution of $0.20779 per share to all shareholders of record as of December 31, 2014.

24	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and venture capital issuers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 23, 2014

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	25

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. during the fiscal year ended October 31, 2014:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
1/31/14	6.026160	5.680850	0.00000	0.345310	0.020882	0.366192	0.311232	0.334371
7/29/14	0.007000	0.006300	0.00000	0.000700	0.015391	0.016091	0.000700	0.000678

(1)

The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

26	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1941	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	Since 1996; Chairman since 2005; current term ends at the 2016 annual meeting	Mr. Arzac is a Professor of Finance and Economics at Columbia University (education). He has served in this position since 1971.	5

Director of The Adams Express Company since 1983; Director of Petroleum and Resources Corporation, since 1987; Director of Mirae Asset Funds (6) since 2010; Director of Credit Suisse Funds (9) since 1990; Director of Credit Suisse High Yield Bond Fund, Inc. since 2001; Director of Credit Suisse Asset Management Income Fund, Inc. since 1990.

James Cattano 1366 Wood Duck Trail Naples, FL 34108 Year of Birth: 1943	Director, Audit and Valuation Committee Chairman and Nominating and Cost Review Committee Member	Since 1993; current term ends at the 2016 annual Meeting	Mr. Cattano is the President of Costal Trade Corporation (international commodity trade) October 2011. Previously, he was the President of Primary Resources Inc. (agricultural and raw materials) from 1996 to 2011.	5	Director of Credit Suisse Asset Management Income Fund, Inc. since 2006 and Director of Credit Suisse High Yield Bond Fund since 2006

Steven Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1948	Director, Audit and Valuation, Nominating, and Cost Review Committee Member	Since 2006; current term ends at the 2015 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	5

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse High Yield Bond Fund, Inc. since 2005; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005.

Martin Torino c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1949	Director, Audit and Valuation, Nominating, and Cost Review Committee Member	Since 1993; current term ends at the 2014 annual meeting	Mr. Torino has been President of TA USA (agricultural sector) since May 1991; President of Rio Calchaqui SA (food and beverages) since June 2007; President of Expreso Morell SA (transportation and logistics) (2009-2012).	3	Director of San Lucas S.A.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	27

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Interested Directors

Alexander Zagoreos 210 Jermain Hill Lane Eagle Bridge, NY 12057 Year of Birth: 1937	Director	Since 2011; current term ends at the 2015 annual meeting	Mr. Zagoreos has been Senior Advisor to Lazard Asset Management (asset management) since 2007. Previously, he was a Partner and Managing Director of Lazard Asset Management (asset management) from 1977 to 2006.	1	Director, since 2008, Alpha Andromeda Fund, and Chairman, Utilico Emerging Markets Trust since 2006, and The Taiwan Opportunities Fund since 2006

*                   Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund Inc. Aberdeen Investment Funds, Aberdeen Global Select Opportunities Fund, Inc. and Aberdeen Funds have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Adviser, and may thus be deemed to be part of the same “Fund Complex.”

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	President	Since July 2009

Currently, Group Head of Product Development of Aberdeen Asset Management PLC and Director of Aberdeen Managers Limited. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since March 2011

Currently, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform.

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since November 2009	Currently, Head of Fund Administration – US for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since July 2009	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005.

28	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since July 2009

Currently, Head of Product – US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Joanne Irvine* c/o Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M 9HH Year of Birth: 1968	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London (since 1997). Ms. Irvine joined Aberdeen in 1996 in a group development role.

Devan Kaloo* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1972	Vice President	Since July 2009

Currently, Head of Global Emerging Markets (since 2005). Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since July 2009	Currently, Global Head of Legal for Aberdeen Asset Management Inc. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).

Nick Robinson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since June 2011	Currently, Director and Head of Brazilian Equities, of Aberdeen’s operations in São Paulo since 2009.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since July 2009	Currently, Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	29

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1958	Vice President	Since July 2009

Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and a Director of AAMAL since 2000.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since June 2011	Currently, Senior Fund Administration Manager for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Heather Hasson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined AAMI as a Fund Administrator in November 2006.

Sofia Rosala* Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Deputy Chief Compliance Officer	Since 2014

Currently, Deputy Fund Chief Compliance Officer and U.S. Counsel for Aberdeen Asset Management Inc. (since July 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate attorney with Morgan, Lewis and Bockius from May 2008-April 2011.

*                   As of October 2014, Messrs. Pittard, Cotton, Goodson, Kaloo, and Robinson and Mses. Nichols, Irvine, Melia, Kennedy, Sitar, Ferrari, Rosala and Hasson hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund Inc., Aberdeen Japan Equity Fund, Inc., The India Fund Inc., The Asia-Tigers Fund Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds, Aberdeen Global Select Opportunities Fund, Inc. and the Aberdeen Funds, each of which may also be deemed to be a part of the same “Fund Complex.”

**              Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc. which has a common investment manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the investment manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

30	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

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Corporate Information

Directors

Enrique R. Arzac, Chairman
James J. Cattano
Steven N. Rappaport
Martin M. Torino
Alexander Zagoreos

Officers

Christian Pittard, President
Jeffrey Cotton, Vice President and Chief Compliance Officer
Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer
Megan Kennedy, Vice President and Secretary
Alan Goodson, Vice President
Joanne Irvine, Vice President
Devan Kaloo, Vice President
Jennifer Nichols, Vice President
Nick Robinson, Vice President
Lucia Sitar, Vice President
Hugh Young, Vice President
Sharon Ferrari, Assistant Treasurer
Heather Hasson, Assistant Secretary

Investment Adviser
Aberdeen Asset Managers Limited

Bow Bells House
1 Bread Street
London, United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Iron Street, 5th Floor

Boston, MA 02210

Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street

Philadelphia, PA 19103

Legal Counsel
Willkie Farr & Gallagher LLP
787 Seventh Ave
New York, NY 10019

Investor Relations
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-866-839-5205
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “ETF”. Information about the Fund’s net asset value and market price is available at www.aberdeenetf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

We explore further.

Aberdeen Closed-End Funds

At Aberdeen, we believe there’s no substitute for getting to know your investments face-to-face. That’s why we make it our goal to visit companies – wherever they are – before our equity teams ever invest in their shares and again when we hold them.

With 13 U.S. closed-end funds investing around the world – that’s an awfully big commitment. But it’s just one of the ways we seek out what we believe are the best investment opportunities on your behalf.

Speak with your financial advisor or wealth manager today about diversifying* your portfolio with Aberdeen’s global and emerging market closed-end funds.

For more information, contact our Investor Relations team at 866-839-5205 or e-mail us at InvestorRelations@aberdeen-asset.com.

www.aberdeen-asset.us/cef

*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

ETF-ANNUAL

Item 2 - Code of Ethics.

As of October 31, 2014, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).  During the period covered by this report, there were no material changes to the Code of Ethics.  During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.  A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 - Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Enrique R. Arzac and Steven N. Rappaport, both members of the Registrant’s Audit and Valuation Committee, possess the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to both qualify as an “audit committee financial expert,” and has designated Mr. Arzac and Mr. Rappaport as the Audit and Valuation Committee’s financial experts. Mr. Arzac and Mr. Rappaport are both “independent” Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

(a) – (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b)[1] Audit Related Fees	(c) 2 Tax Fees	(d) All Other Fees
October 31, 2014	$43,900	$5,000	$9,870	$0
October 31, 2013	$42,600	$0	$7,000	$0

(1) Services include procedures over the conversion of fund accounting books/records and semi annual review procedures in connection with the Registrant’s semi-annual financial statements

(2) Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures

(1)   The  Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(2)   None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PricewaterhouseCoopers (“PwC”) for non-audit services rendered to the Registrant and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended October 31, 2014 was $2,300,584.  The aggregate fees billed by PwC for non-audit services rendered to the Registrant, Aberdeen Asset Managers Limited and any Covered Service Providers for the fiscal year ended October 31, 2013 was $829,457.

(h)     The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 - Audit Committee of Listed Registrants.

(a)   The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2014, the Audit and Valuation Committee members were:

Enrique R. Arzac

James Cattano

Steven N. Rappaport

Martin M. Torino

(b)   Not applicable

Item 6 - Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Adviser are included as Exhibit (d).

Item 8 -  Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) The information in the table below is as of January 7, 2015.

Individual & Position	Services Rendered	Past Business Experience
Devan Kaloo Head of Global Emerging Markets	Responsible for global emerging market equity portfolio management

Currently Head of Global Emerging Markets Equities, responsible for the London and Sao Paulo based Global Emerging Markets Equity team, which manages EMEA and Latin America equities, and has oversight of Global Emerging Markets input from the Asia team based in Singapore, with whom he works closely. Prior to that he joined Aberdeen’s Singapore based Asian equities team in 2000.

Joanne Irvine Head of Emerging Markets ex Asia	Responsible for global emerging market equity portfolio management

Currently Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997.

Osamu Yamagata Investment Manager	Responsible for global emerging market equity portfolio management	Currently Investment Manager on the Global Emerging Markets Equity Team. Joined Aberdeen in 2007.
Stephen Parr Senior Investment Manager	Responsible for global emerging market equity portfolio management

Currently a Senior Investment Manager on the Global Emerging Markets Equity team. He joined Aberdeen in July 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management. Previously he worked for Energis Communications as Head of Strategy.

Mark Gordon-James Senior Investment Manager	Responsible for global emerging market equity portfolio management	Currently a Senior Investment Manager on the Global Emerging Markets Equity team. He joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team.

(a)(2)  The information in the table below is as of October 31, 2014.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Devan Kaloo	Registered Investment Companies	11	$10,816.25	0	$0

	Pooled Investment Vehicles	25	$24,206.52	0	$0
	Other Accounts	55	$20,114.20	4	$713.24
Joanna Irvine	Registered Investment Companies	11	$10,816.25	0	$0
	Pooled Investment Vehicles	25	$24,206.52	0	$0
	Other Accounts	55	$20,114.20	4	$713.24

Osamu Yamagata	Registered Investment Companies	11	$10,816.25	0	$0
	Pooled Investment Vehicles	25	$24,206.52	0	$0
	Other Accounts	55	$20,114.20	4	$713.24

Stephen Parr	Registered Investment Companies	11	$10,816.25	0	$0
	Pooled Investment Vehicles	25	$24,206.52	0	$0
	Other Accounts	55	$20,114.20	4	$713.24

Mark Gordon-James	Registered Investment Companies	11	$10,816.25	0	$0
	Pooled Investment Vehicles	25	$24,206.52	0	$0
	Other Accounts	55	$20,114.20	4	$713.24

Total assets are as of October 31, 2014 and have been translated to U.S. dollars at a rate of £1.00 = $1.60.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2014
Devan Kaloo	0
Joanna Irvine	0
Osamu Yamagata	0
Stephen Parr	0
Mark Gordon-James	0

(b) Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1, 2013 through	None	None	None	824,667

November 30, 2013
December 1, 2013 through December 31, 2013	None	None	None	824,667
January 1, 2014 through January 31, 2014	None	None	None	824,667
February 1, 2014 through February 28, 2014	None	None	None	824,667
March 1, 2014 through March 31, 2014	None	None	None	824,667
April 1, 2014 through April 30, 2014	None	None	None	824,667
May 1, 2014 through May 31, 2014	None	None	None	824,667
June 1, 2014 through June 30, 2014	None	None	None	824,667
July 1, 2014 through July 31, 2014	None	None	None	824,667
August 1, 2014 through August 31, 2014	None	None	None	824,667
September 1, 2014 through September 30, 2014	None	None	None	824,667
October 1, 2014 through October 31, 2014	None	None	None	824,667
Total	None	None	None	--

1 The plan was announced December 4, 2003.  On October 26, 2009 the Fund announced that the share repurchase program was to be reinitiated.  The reinitiated program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The authority under the program will be effective beginning November 1, 2009.  The plan does not have an expiration date. The number of shares in columns (c) and (d) represent the aggregate number of shares purchased under the plan at each month end and the total number of shares that may still be purchased under the plan at each month end, respectively.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)   The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)   There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c)	Proxy Voting Policy of Registrant.

(d)	Proxy Voting Policies and Procedures of Investment Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: January 7, 2015

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: January 7, 2015